Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 30, 2012, by and among WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as agent (“Agent”) for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto and INTERNAP NETWORK SERVICES CORPORATION, a Delaware corporation (“Borrower”).

WHEREAS, Borrower, Agent, and Lenders are parties to that certain Credit Agreement dated as of November 2, 2010 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, Borrower has requested that Agent and the Lenders amend the Credit Agreement in certain respects, including without limitation, to increase (a) the aggregate Revolver Commitment of the Lenders by $10,000,000 (the “Additional Revolver Commitment”) and (b) the aggregate Term Loan Commitment of the Lenders by $10,000,000 (the “Additional Term Loan Commitment”; and together with the Additional Revolver Commitment, the “Additional Commitments”),  in each case as more specifically set forth herein, and Agent and the Lenders have agreed to the foregoing, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.           Defined Terms.  Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.           Amendments to Credit Agreement.  In reliance upon the representations and warranties of Borrower set forth in Section 6 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

(a)         The preamble to the Credit Agreement is hereby amended and restated in its entirety as follows:

THIS CREDIT AGREEMENT (this “Agreement”), is entered into as of November 2, 2010 by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), FIFTH THIRD BANK, an Ohio banking corporation, as joint lead arranger and co-documentation agent (in such capacities, “Joint Lead Arranger” and “Co-Documentation Agent”, respectively), PNC BANK, NATIONAL ASSOCIATION, a national banking association, as co-documentation agent (in such capacity, “Co-Documentation Agent”), PNC CAPITAL MARKETS LLC, a Pennsylvania limited liability company, as joint lead arranger (in such capacity, “Joint Lead Arranger”), and INTERNAP NETWORK SERVICES CORPORATION, a Delaware corporation (“Borrower”).

(b)        Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

2.2         Term Loan.

On the Closing Date, each Lender then a party to this Agreement severally made term loans (collectively, the “Closing Date Term Loan”) to Borrower in an amount equal to such Lender’s Pro Rata Share of the Closing Date Term Loan Amount.  As of the date of the First Amendment (but prior to making any additional term loans described below), the outstanding principal balance of the Closing Date Term Loan was $19,000,000.  On the Voxel Acquisition Closing Date, each Lender then a party to this Agreement severally made term loans to Borrower in an amount equal to the amount set forth opposite such Lender’s name on Schedule C-2 under the heading “First Amendment Term Loan Increase”; the aggregate principal amount of all such term loans was $40,000,000 (the “First Amendment Term Loan Increase”).  Subject to the terms and conditions of this Agreement, on the Fourth Amendment Effective Date, each Lender set forth on Schedule C-2 under the heading “Fourth Amendment Term Loan Increase” agrees (severally, not jointly or jointly and severally) to make a term loan to Borrower in an amount equal to the amount set forth opposite such Lender’s name on Schedule C-2 under the heading “Fourth Amendment Term Loan Increase”; the aggregate principal amount of all such term loans to be $10,000,000 (the “Fourth Amendment Term Loan Increase”).  When funded, the Fourth Amendment Term Loan Increase shall become part of, and have all of the terms and conditions applicable to (including without limitation in respect of pricing, repayments and maturity), the Term Loan for all purposes hereunder and under the other Loan Documents.  After making the Fourth Amendment Term Loan Increase on the Fourth Amendment Effective Date, the outstanding principal balance of the Term Loan shall be $67,250,000.  The principal of the Term Loan shall be repaid in quarterly installments on the last day of each fiscal quarter (commencing September 30, 2012), each such quarterly installment in an amount equal to the Quarterly Term Loan Amortization Amount with a final installment of the unpaid balance on the Maturity Date.  The outstanding unpaid principal balance and all accrued and unpaid interest on the Term Loan shall be due and payable on the earlier of (i) the Maturity Date, and (ii) the date of the acceleration of the Term Loan in accordance with the terms hereof.  Any principal amount of the Term Loan that is repaid or prepaid may not be reborrowed.  All principal of, interest on, and other amounts payable in respect of the Term Loan shall constitute Obligations.

(c)        Section 2.4(c)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii)         Term Loan Commitments.  The Term Loan Commitments shall be reduced to $0 and terminated upon the funding of the Fourth Amendment Term Loan Increase.

(d)         Section 3.2 of the Credit Agreement is hereby amended by deleting the parenthetical “(including the Term Loans advanced as part of the First Amendment Term Loan Increase)”.

(e)         Section 3.3 of the Credit Agreement is hereby amended by deleting the date “November 2, 2014” and inserting the date “August 30, 2015” in lieu thereof.

(f)          Section 7(b) of the Credit Agreement is hereby amended by deleting the amount “$30,000,000” and inserting the amount “$20,000,000” in lieu thereof.

(g)         Section 14.1(a)(xi) is hereby amended and restated in its entirety as follows:

(xi)        amend, modify or eliminate the definitions of Maximum Revolver Amount, Closing Date Term Loan Amount, First Amendment Term Loan Increase or Fourth Amendment Term Loan Increase.

(h)         Section 15 of the Credit Agreement is hereby amended by adding the following new Section 15.18:

15.18       Joint Lead Arrangers and Co-Documentation Agents.

Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, neither any Co-Documentation Agent nor any Joint Lead Arranger shall have any duties or responsibilities and neither any Co-Documentation Agent nor any Joint Lead Arranger shall have or be deemed to have any fiduciary relationship with any Lender, and no implied responsibilities, duties or obligations shall be construed to exist in this Agreement or any other Loan Document.

(i)          The following defined terms are each hereby added to Schedule 1.1 to the Credit Agreement in their proper alphabetical order:

“Co-Documentation Agent” shall have the meaning set forth in the preamble of this Agreement.

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of the Fourth Amendment Effective Date by and among Borrower, Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means August 30, 2012.

“Fourth Amendment Term Loan Increase” has the meaning specified therefor in Section 2.2 of the Agreement.

“Joint Lead Arranger” shall have the meaning set forth in the preamble of this Agreement.

(j)          Certain defined terms set forth on Schedule 1.1 to the Credit Agreement are hereby amended and restated in their entirety as follows:

“Maximum Revolver Amount” means $70,000,000, decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of the Agreement.

“Quarterly Term Loan Amortization Amount” means, as of any date of determination, an amount equal to $875,000.

“Term Loan” means collectively, the Closing Date Term Loan, the First Amendment Term Loan Increase and the Fourth Amendment Term Loan Increase.

(k)         Clause (c) of the definition of “Pro Rata Share” set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated as follows:

(c)         with respect to a Lender’s obligation to make the Term Loan and right to receive payments of interest, fees, and principal with respect thereto, (i) prior to the making of the Fourth Amendment Term Loan Increase, the percentage obtained by dividing (y) the outstanding principal amount of such Lender’s portion of the Closing Date Term Loan and First Amendment Term Loan Increase, by (z) the aggregate outstanding principal amount of the Closing Date Term Loan and First Amendment Term Loan Increase, and (ii) from and after the making of the Fourth Amendment Term Loan Increase, the percentage obtained by dividing (y) the outstanding principal amount of such Lender’s portion of the Term Loan by (z) the outstanding principal amount of the Term Loan, and

(l)          Schedule C-1 to the Credit Agreement is hereby replaced by Schedule C-1 attached hereto.

(m)        Schedule C-2 to the Credit Agreement is hereby replaced by Schedule C-2 attached hereto.

3.           Continuing Effect.  Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.  This Amendment is a Loan Document.

4.           Reaffirmation and Confirmation.  Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document.  Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations.  The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.

5.           Conditions to Effectiveness.  This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, in each case satisfactory to Agent in all respects:

(a)         Agent shall have received a copy of this Amendment executed and delivered by Agent, the Lenders and the Loan Parties and each of the other documents, instruments and agreements listed on the closing checklist attached hereto as Exhibit A;

(b)         Borrower shall have paid all fees, costs and expenses due and payable as of the date hereof under the Credit Agreement and the other Loan Documents; and

(c)         no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

6.           Representations and Warranties.  In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders that:

(a)         After giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which such Loan Party is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or dollar thresholds in the text thereof) on and as of the date of this Amendment (except to the extent any representation or warranty expressly relates solely to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or dollar thresholds in the text thereof) on and as of such earlier date);

(b)         No Default or Event of Default has occurred and is continuing; and

(c)         This Amendment and the Loan Documents, as modified hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

7.           Joint Lead Arrangers and Co-Documentation Agents.  Upon the effectiveness of this Amendment, Fifth Third Bank, an Ohio banking corporation, shall be deemed to be a joint lead arranger and a co-documentation agent (in such capacities, “Joint Lead Arranger” and “Co-Documentation Agent”, respectively), PNC Bank, National Association, a national banking association, shall be deemed to a co-documentation agent (in such capacity, “ Co-Documentation Agent”), and PNC Capital Markets LLC, a Pennsylvania limited liability company, shall be deemed to be a joint lead arranger (in such capacity, “Joint Lead Arranger”).

8.           Miscellaneous.

(a)         Expenses.  Borrower agrees to pay on demand all reasonable costs and expenses of Agent and the Lenders (including reasonable attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)         Choice of Law and Venue; Jury Trial Waiver; Reference Provision.  Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c)         Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

9.           Release.

(a)         In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)         Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)         Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

INTERNAP NETWORK SERVICES CORPORATION , a Delaware corporation

By:	/s/ John Maggard
Name: John Maggard
Title: Corporate Controller and Assistant Secretary

Signature Page to Fourth Amendment to Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Matthew Maclay
Name: Matthew Maclay
Title: Vice President

Signature Page to Fourth Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, successor to RBC Bank (USA), as Co-Documentation Agent and a Lender

By:	/s/
Name:
Title:

PNC CAPITAL MARKETS LLC, as Joint Lead Arranger

By:	/s/
Name:
Title:

Signature Page to Fourth Amendment to Credit Agreement

FIFTH THIRD BANK, an Ohio banking corporation, as Joint Lead Arranger, Co-Documentation Agent and a Lender

By:	/s/
Name:
Title:

Signature Page to Fourth Amendment to Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/
Name:
Title:

Signature Page to Fourth Amendment to Credit Agreement

CONSENT AND REAFFIRMATION

                               Each Guarantor hereby (i) acknowledges receipt of a copy of the foregoing Fourth Amendment to Credit Agreement (the “Amendment”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amendment), (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment (including Section 9 thereof); (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth therein; and (v) ratifies, affirms, acknowledges and agrees that each of the Loan Documents to which such Guarantor is a party represents the valid, enforceable and collectible obligations of such Guarantor, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other such Loan Document.  Each Guarantor hereby agrees that the Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations.  The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by such Guarantor in all respects.  Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that neither Agent nor any Lender has any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

[Signature Page Follows]

Consent and Reaffirmation to Fourth Amendment to Credit Agreement

CO SPACE, INC.

By:	/s/ John Maggard
Name:	John Maggard
Title:	President and Treasurer

CO SPACE SERVICES, LLC

By:	/s/ John Maggard
Name:	John Maggard
Title:	President and Treasurer of CO Space, Inc., sole member of CO Space Services, LLC

CO SPACE SERVICES TEXAS, L.P.

By:	/s/ John Maggard
Name:	John Maggard
Title:	President and Treasurer of CO Space, Inc., sole member of CO Space Services, LLC, general partner of CO Space Services Texas, L.P.

CO SPACE PROPERTIES, LLC

By:	/s/ John Maggard
Name:	John Maggard
Title:	President and Treasurer of CO Space, Inc., sole member of CO Space Services, LLC, sole member of CO Space Properties, LLC

CO SPACE PROPERTIES TEXAS, L.P.

By:	/s/ John Maggard
Name:	John Maggard
Title:	President and Treasurer of CO Space, Inc., sole member of CO Space Services, LLC, general partner of CO Space Properties Texas, L.P.

Exhibit A-1

VOXEL HOLDINGS, INC.

By:	/s/ John Maggard
Name:	John Maggard
Title:	President and Treasurer

VOXEL DOT NET, INC.

By:	/s/ John Maggard
Name:	John Maggard
Title:	President and Treasurer

UBERSMITH, INC.

By:	/s/ John Maggard
Name:	John Maggard
Title:	President and Treasurer

INTERNAP CONNECTIVITY LLC

By:	/s/ John Maggard
Name:	John Maggard
Title:	President and Treasurer

Exhibit A-2